EXHIBIT 31.1

                     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Larson certify that:

1. I have reviewed  this  quarterly  report on Form 10-QSB of Eldorado  Artesian
Springs, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the small  business  issuer as of, and for, the periods  presented in this quarterly report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Acts Rules  13a-15(e) and 15d-15(e))  for the small business  issuer and have:

     a)  designed  such  disclosure  controls  and  procedures  or  caused  such disclosure  controls and procedures to be designed under our supervision to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b) evaluated the  effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c)  disclosed  in this  report  any change in the small  business  issuer's internal  control over financial  reporting that occurred  during the small business issuer's most recent fiscal quarter that has materially  affected, or is reasonably likely to materially  affect,  the small business issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

     a) all significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the small business  issuer's ability to record, process, summarize and report financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  small  business  issuer's internal control over financial reporting.

Date:  February 14, 2005                                    /s/ Douglas Larson
                                                            Chief Executive Officer